EXHIBIT 10(e)
Schedule of Executive Officers who are Parties
to the Amended and Restated Severance Agreements in the Forms Filed as
Exhibit 10(d) to the Company’s Annual Report on Form 10-K
For the Fiscal Year Ended December 31, 2009
Form A of Severance Pay Agreement
Christopher M. Connor
John G. Morikis
Sean P. Hennessy
Form B of Severance Pay Agreement
John L. Ault
George E. Heath
Thomas E. Hopkins
Timothy A. Knight
Steven J. Oberfeld
Thomas W. Seitz
Louis E. Stellato
Robert J. Wells